Exhibit 10.1
SECOND AMENDMENT
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
     THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of April 20, 2011 is among SESI, L.L.C., as Borrower, SUPERIOR ENERGY SERVICES, INC., as Parent, JPMORGAN CHASE BANK, N.A., as Agent (the “Agent”), and the Lenders party hereto, who agree as follows:
RECITALS
     A. The Borrower, Parent, Agent and certain of the Lenders have heretofore executed a Second Amended and Restated Credit Agreement dated as of May 29, 2009 (the “Credit Agreement”).
     B. The Borrower proposes to issue senior unsecured notes due 2019 up to the aggregate principal amount of $500,000,000 (the “2011 Senior Notes”), with the intention of redeeming in full the Borrower’s existing 1.5% Senior Exchangeable Notes due 2026 (the “Senior Exchangeable Notes”) when the latter become subject to redemption not later than December 30, 2011. The Borrower proposes to use a portion of the proceeds of the 2011 Senior Notes up to an aggregate of $400,000,000 initially to repay in full the outstanding principal balance of the Revolving Loan, and to retain the balance of the proceeds in cash or cash equivalents until the Senior Exchangeable Notes are redeemable, at which time the Borrower proposes to use such cash proceeds, other cash available to the Borrower and/or advances available on the Revolving Loan to redeem the Senior Exchangeable Notes in full on or before December 30, 2011. The Borrower proposes to use the proceeds of the 2011 Senior Notes in excess of $400,000,000 for general company purposes.
     C. In order to consummate the foregoing transaction, the Borrower has requested modifications of the Credit Agreement in the following respects: (i) to permit (as additional Funded Indebtedness) the 2011 Senior Notes; and (ii) for the period from the issuance of the 2011 Senior Notes to and including December 30, 2011, to exclude from Funded Indebtedness the cash proceeds of the 2011 Senior Notes retained in cash or cash equivalents (after repayment of the Revolving Loan) for the redemption of the Senior Exchangeable Notes. Funded Indebtedness shall not be reduced by the amount of any cash proceeds of the 2011 Senior Notes in excess of $400,000,000. The Agent and Lenders are willing to accept the Borrower’s request on the terms and conditions set forth below.
     D. Capitalized terms used herein, and not otherwise defined herein, shall have the meanings defined in the Credit Agreement.
     NOW, THEREFORE, in consideration of the mutual covenants and undertakings, the parties hereby agree as follows:

ARTICLE 1
AMENDMENTS TO THE CREDIT AGREEMENT
     1.1 Section 6.11(a) (vi) (Funded Indebtedness; Rate Management Obligations) of the Credit Agreement is hereby amended to read as follows:
(vi)	Funded Indebtedness represented by (x) the 6⅞% Senior Notes up to the aggregate principal amount of $300,000,000, issued pursuant to the Indenture relating thereto dated as of May 22, 2006, among the Borrower, the Parent, the respective Subsidiaries of the Parent party thereto and The Bank of New York Trust Company, N.A., as trustee, (y) the 1.5% Senior Exchangeable Notes up to the aggregate principal amount of $400,000,000 due 2026 issued pursuant to the Indenture relating thereto dated as of December 12, 2006, among the Borrower, the Parent, the respective Subsidiaries of the Parent party thereto and The Bank of New York Trust Company, N.A., as trustee, provided that if the Notes described in clause (z) hereof are issued, such 1.5% Senior Exchangeable Notes must be redeemed in full on or before December 30, 2011; and (z) the senior unsecured notes up to the aggregate principal amount of $500,000,000 due 2019 (the “2011 Senior Notes”), to be issued pursuant to an Indenture among the Borrower, the Parent, their respective Subsidiaries party thereto and The Bank of New York Trust Mellon Company, N.A., as trustee, provided that the cash proceeds of the 2011 Senior Notes up to an aggregate of $400,000,000 are initially used to repay in full the outstanding principal balance of the Revolving Loan, and the balance of the proceeds are held in cash or cash equivalents until the Senior Exchangeable Notes are redeemable, at which time said cash and cash equivalents together with other cash available to the Borrower and/or advances available on the Revolving Loan shall be used to redeem the Senior Exchangeable Notes in full on or before December 30, 2011; in each case, as amended, supplemented, amended and restated or otherwise modified, but not increased in aggregate amount, from time to time.
     1.2 During the period from the date of the issuance of the 2011 Senior Notes to and including December 30, 2011, “Funded Indebtedness” shall be reduced by the cash proceeds of the 2011 Senior Notes (after the initial repayment of the Revolving Loan in full) retained in cash or cash equivalents for the redemption of the Senior Exchangeable Notes. Funded Indebtedness shall not be reduced by the amount of any cash proceeds of the 2011 Notes in excess of $400,000,000
     1.3 Except as specifically amended hereby, all of the remaining terms and conditions of the Credit Agreement remain in full force and effect.
     1.4 Notwithstanding the foregoing, this Amendment shall terminate and be of no further force and effect if the Borrower fails to issue the 2011 Notes on or prior to June 20, 2011.

ARTICLE 2
CONDITIONS PRECEDENT
     2.1 This Amendment shall be effective upon the Agent’s receipt of the following, in form and substance satisfactory to the Agent:
     (i) Second Amendment. This Amendment, executed and delivered by the Agent, the Parent, the Borrower and the Required Lenders.
     (ii) Chief Financial Officer Certificate. A certificate signed by the Chief Financial Officer of the Parent certifying that (i) no Default or Event of Default exists under the Credit Agreement; and (ii) that there has been no Material Adverse Effect relating to the Parent, Borrower and Borrower’s Subsidiaries occurring since December 31, 2010.
ARTICLE 3
MISCELLANEOUS
     3.1 The Parent and Borrower reaffirm to the Agent and Lenders that the representations and warranties contained in Article V of the Credit Agreement were true and correct when made, and are repeated at and as of the date hereof and are true and correct in all material respects at and as of the date hereof, except as such representations and warranties relate to matters that are permitted by the Credit Agreement to be true only as of the Closing Date.
     3.2 This Amendment is a contract, and the replacement Notes will be contracts, made under and shall be construed in accordance with and governed by the laws of the United States of America and the State of Louisiana.
     3.3 This Amendment constitutes a Loan Document (as that term is defined in the Credit Agreement).
     3.4 This Amendment does not constitute a novation of the Credit Agreement or the Obligations represented by the Credit Agreement, the Notes and the Collateral Documents.
     3.5 This Amendment may be executed in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one in the same instrument.
[Signatures on following pages]

     IN WITNESS WHEREOF, the Borrower, the Agent and the Lenders have executed this Amendment as of the date first above written.

BORROWER:	SESI, L.L.C.

	By:	Superior Energy Services, Inc.
Member Manager

		By:	/s/ Robert S. Taylor

Name: Robert S. Taylor
Title: Chief Financial Officer

PARENT:	SUPERIOR ENERGY SERVICES, INC.

	By:	/s/ Robert S. Taylor

Name: Robert S. Taylor
Title: Chief Financial Officer

AGENT, CO-LEAD ARRANGER AND LENDER:	JPMORGAN CHASE BANK, N.A.
By:
Name:
Title:

CO-LEAD ARRANGER AND LENDER:	WELLS FARGO BANK, N.A.
By:
Name:
Title:

CO-DOCUMENTATION AGENT AND LENDER:	WHITNEY NATIONAL BANK
By:
Name:
Title:

CO-DOCUMENTATION AGENT AND LENDER:	PNC BANK, NATIONAL ASSOCIATION
By:
Name:
Title:

CO-DOCUMENTATION AGENT AND LENDER:	COMERICA BANK, NA
By:
Name:
Title:

CO-DOCUMENTATION AGENT AND LENDER:	BANK OF AMERICA, N.A.
By:
Name:
Title:

CO-DOCUMENTATION AGENT AND LENDER:	BNP PARIBAS
By:
Name:
Title:

By:
Name:
Title:

LENDER:	NATIXIS
By:
Name:
Title:

By:
Name:
Title:

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION
By:
Name:
Title:

LENDER:	HSBC BANK USA, N.A.
By:
Name:
Title: